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                                 EXHIBIT 23(B)


                          Consent of Martin & Company
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                                                                   EXHIBIT 23(B)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 28, 1994 included in First United Bancshares, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                        MARTIN & COMPANY



Little Rock, Arkansas
June 17, 1996